UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  June 23, 2005

Intrado Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-29678	84-0796285
(Commission File Number)	(IRS Employee Identification No.)

1601 Dry Creek Drive, Longmont, Colorado

80503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (720) 494-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth below in Item 5.02 of this report regarding entry into an indemnification agreement with a newly elected director is hereby incorporated by reference in this Item 1.01.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)         On June 23, 2005, the Board of Directors of Intrado Inc., upon recommendation of its Corporate Governance Committee, appointed Eric D. Sipf to fill a Class A director vacancy on the Board of Directors, effective immediately, for a term expiring at the 2007 Annual Meeting of Stockholders.  Mr. Sipf was recommended to the Corporate Governance Committee by a non-management director.

Mr. Sipf has served as a business consultant and private investor since January 2001.  He also serves as a member of the Board of Directors of two companies, Northstar Exchange Corporation and First Western Financial.  Mr. Sipf was the President and Chief Executive Officer of PacifiCare of Colorado and the Regional Vice President of PacifiCare Health Systems from February 1997 until his retirement in December 2000.  From July 1985 to February 1997, Mr. Sipf served as the President and Chief Executive Officer of three health care services organizations, including FHP of Colorado, TakeCare of Colorado, and Comprecare Inc.  Prior to 1985, Mr. Sipf was a certified public accountant and served as the Chief Financial Officer of several health management organizations.  Mr. Sipf is 56 years old.

In connection with Mr. Sipf’s election to the Board, Intrado entered into an indemnification agreement with him on June 23, 2005 in the form incorporated by reference herein as Exhibit 10.1, which is the form that Intrado has entered into with each of its directors and officers to supplement the indemnification coverage provided by Intrado’s Certificate of Incorporation and Bylaws and the Delaware General Corporation Law.

There is no arrangement or understanding between Mr. Sipf and any other person pursuant to which Mr. Sipf was selected as a director of Intrado. There are no transactions in which Mr. Sipf has an interest requiring disclosure under Item 404(a) of Regulation
S-K.

Item 9.01.  Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)           Financial Statements of Businesses Acquired:

Not required.

(b)           Pro Forma Financial Information:

Not required.

(c)           Exhibits:

Exhibit Number

Description

10.1	Form of Indemnification Agreement. *

* Incorporated by reference to the Registrant’s Registration Statement on Form S-1 (File No. 333-49767), as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc.
(Registrant)

Date: June 24, 2005	By:	/s/ Michael D. Dingman, Jr.
Michael D. Dingman, Jr. Chief Financial Officer